SUPPLEMENT DATED AUGUST 11, 2011
TO PROSPECTUS DATED MAY 1, 2011
FOR WRL FREEDOM ASSET ADVISORSM
and
TO PROSPECTUS DATED MAY 1, 2009
FOR WRL EVOLUTIONSM
and
TO PROSPECTUS DATED MAY 1, 2008
FOR WRL BENEFACTORSM
Each An Individual Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account G
By
Western Reserve Life Assurance Co. of Ohio

This Supplement modifies certain information contained in your WRL Freedom Asset AdvisorSM, WRL EvolutionSM and WRL BenefactorSM prospectuses.   Please read it carefully and retain it for future reference.  All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses.

     The following information replaces the information regarding loan requests by telephone that is contained in your current product prospectus or supplement to your prospectus under the heading “Loans”:

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If the loan amount you request by telephone exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE